FEBRUARY 28, 2011

SEMIANNUAL REPORT

FIXED INCOME

Templeton Global Income Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · **Templeton** · Mutual Series

Contents

Semiannual Report

Templeton Global Income Fund 1

Performance Summary 9

Important Notice to Shareholders 10

Financial Highlights and Statement of Investments 12

Financial Statements 26

Notes to Financial Statements 29

Annual Meeting of Shareholders 39

Dividend Reinvestment and Cash Purchase Plan 40

Shareholder Information 43

Semiannual Report

Templeton Global Income Fund

Your Fund's Goals and Main Investments: Templeton Global Income Fund seeks high, current income, with a secondary goal of capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income-producing securities, including debt securities of U.S. and foreign issuers, including emerging markets.

Portfolio Breakdown
Based on Total Net Assets as of 2/28/11

Foreign Government & Agency Securities ... 80.6%
Municipal Bonds 2.5%
Quasi-Sovereign & Corporate Bonds....... 2.1%
Short-Term Investments & Other Net Assets...................... 14.8%

Dear Shareholder:

We are pleased to bring you Templeton Global Income Fund's semiannual report for the period ended February 28, 2011.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 13.

Semiannual Report | 1

Performance Overview

For the six months under review, Templeton Global Income Fund delivered cumulative total returns of +5.73% based on market price and +6.55% based on net asset value. The Fund outperformed the global government bond market as measured by the J.P. Morgan (JPM) Global Government Bond Index (GGBI), which had cumulative total returns of -3.06% in local currency terms and +0.66% in U.S. dollar terms for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary on page 9.

Economic and Market Overview

The period under review was relatively favorable overall for risk assets as equity markets performed well and bond yields generally rose, supported by the strengthening global economic recovery. Emerging markets continued to recover with many returning to pre-crisis activity levels. Previous market fears of a hard landing in emerging markets, China in particular, proved unfounded during the reporting period. Although some developed economies, such as those of Australia and Scandinavia, also enjoyed relatively strong recoveries, the G-3 (U.S., eurozone and Japan) continued to experience growth that was slow by historical standards. Although the pace of improvement was not as fast as many would have liked, the economic recovery became more entrenched during the period, particularly in the U.S. and some parts of Europe. Private sector investment expanded, driven by strong corporate profitability. In addition, while labor markets remained weak, private sector hiring strengthened during the period.

Against this backdrop of firming global growth, markets absorbed several shocks during the review period. Two distinct geopolitical risks arose that temporarily raised market volatility. Tensions flared on the Korean Peninsula in November 2010 as North Korea attacked the South Korean island of Yeongyeong, killing two soldiers. The attack was followed by a period of elevated rhetoric, but eventually cooler heads prevailed as the countries’ leaders seemed to realize it was ultimately not in either side’s interests to provoke an armed conflict. Geopolitical tensions rose again toward period-end, this time in the Middle East. Protesters in Tunisia succeeded in ousting

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2 | Semiannual Report

their long-time ruler and, in the process, helped inspire a wave of regional unrest in several countries with autocratic rulers. Subsequently, President Mubarak of Egypt was compelled to step down after 30 years of rule, following weeks of protests. Thankfully, those protests were relatively peaceful, and the army eventually stepped in and took control from the government. In contrast, as the period ended, Libya was in the midst of a much more violent conflict between protestors and the government of Muammar Qadhafi. Although at period-end it was still too early to know the ultimate outcomes of these uprisings, the short-term effect was increased market volatility. Oil prices in particular rose as Libya’s exports were impacted and fears about the potential effects of spreading unrest elsewhere in the Middle East worried the market.

Another adverse shock to financial markets had less to do with politics, though it ultimately brought down a government and forced a new election. Concerns about the solvency of highly indebted eurozone governments resurfaced early in the review period with market attention focused on Ireland. The Irish government’s guarantee of bank liabilities significantly increased what had been a manageable debt burden. In addition, fears grew that losses in the banking sector may have been significantly more than originally estimated. Concerns arose about the government’s ability to finance this growing debt burden and were exacerbated by rising interest rates. However, unlike in May 2010 when financial market concerns focused on Greece, broader financial markets remained fairly calm. Importantly, liquidity mechanisms were already in place to help ensure credit markets continued to function and did not transmit the crisis more broadly. Further, support was made available from the European System of Financial Supervisors (ESFS) that could keep the Irish government from having to return to the market over the short term.

The divergent conditions between economies led to increasing differences in economic policies around the world. In countries where recoveries were strong, policy was tightened during the period as output gaps closed and inflationary pressures showed early signs of picking up. In contrast, in much of the developed world, significant slack remained as economic growth was below trend. This prompted G-3 policymakers to maintain historically loose monetary policy. A consequence of these divergent conditions was a further increase of capital flows to emerging markets. This foreign investment lowered the cost of capital in the recipient countries, which strengthened their recoveries but also prompted fears of potential asset price bubbles and currency overvaluation.

*Holding is a negative percentage because of the Fund’s holdings of forward currency exchange contracts.

Semiannual Report | 3

Investment Strategy

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may utilize forward currency exchange contracts.

Manager’s Discussion

The Fund’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets. Each of these areas contributed to the Fund’s performance during the reporting period.

Interest Rate Strategy

The Fund maintained defensive duration positioning throughout the period. Historically low interest rates that prevailed in much of the developed world at the beginning of the period gradually rose as economic activity improved and concern increased over the sustainability of relatively loose monetary and fiscal policies. While policy rates were unchanged, yields for 10-year government bonds rose 96 basis points (bps; 100 bps equal one percentage point) in the U.S., 29 bps in Japan and 105 bps in Germany. Because bond prices generally fall as yields rise, the JPM GGBI posted relatively poor performance; however, the Fund owned none of these bonds during the reporting period, which contributed significantly to relative Fund performance. The Fund maintained little duration exposure in emerging markets, except in a select few countries where rates were already quite high. Although Indonesia’s and Brazil’s central banks raised their policy rates during the period and long-term bond yields rose modestly, relatively high returns compensated for this, and the Fund’s duration exposure in these countries contributed marginally to relative performance. In contrast, duration exposure in Mexico detracted from relative results as yields rose in line with those in the U.S. even though the country’s central bank left rates unchanged.

Currency Strategy

The Fund’s diversified currency exposure benefited relative performance. As part of the Fund’s investment strategy, the Fund utilized forward currency exchange contracts to hedge or gain exposure to various currencies during the reporting period. The U.S. dollar was broadly weaker during the period as risk appetite improved and most economies grew at faster paces than in the U.S. and attracted substantial foreign investment. The trade-weighted U.S.

4 | Semiannual Report

dollar fell 7.25% during the period.2 Dollar weakness was particularly pronounced early in the period as the market priced in Federal Reserve Board (Fed) Chairman Bernanke’s announcement of a second quantitative easing program. This dollar weakness and firming global growth supported commodity prices, which in turn favored the currencies of several Latin American economies. The Fund benefited from its exposures to the Mexican peso, Brazilian real and Chilean peso in particular. Although Mexico’s economy did not grow as quickly as those of Chile or Brazil, it benefited from strong manufacturing exports due in part to rebounding U.S. economic activity. The Mexican peso appreciated 8.78% against the U.S. dollar during the six months under review, outperforming the Chilean peso, up 5.52% versus the dollar, and the Brazilian real, up 5.77%.2 The Mexican peso’s outperformance occurred even though the recoveries in Chile and Brazil led to interest rate hikes aimed at limiting increasing inflationary pressure.

The Fund’s exposure to Asian currencies significantly benefited performance despite the Fund’s large negative exposure to the Japanese yen, through the use of forward currency exchange contracts, which detracted from relative results. The Japanese yen strengthened 2.49% against the U.S. dollar during the period as demand for Japanese exports was strong.2 Although Japan’s location and specialization in machinery and equipment made it well situated to benefit from robust demand from Asia for capital goods, domestic demand remained anemic and deflation persisted. Elsewhere in developed Asia, the Fund benefited significantly from its overweighted exposure to the Australian dollar, which appreciated 14.41% against the U.S. dollar.2 Although Chinese demand for Australia’s exports benefited the currency, Australia’s domestic economy was also a contributing factor to the currency’s strength. Mining industry investment boomed during the period, which ultimately benefited other industries. The Reserve Bank of Australia continued to tighten policy during the period after it had previously become one of the first developed economies in the world to raise interest rates. Central banks in India, Indonesia and South Korea also tightened policy during the period as economic slack continued to be absorbed. The Fund’s exposure to these currencies benefited performance as did its exposures to the Malaysian ringgit and Philippine peso, which appreciated 2.87% and 4.06% against the U.S. dollar.2

The euro strengthened against the dollar during the period as fears eased of defaults in the non-euro eurozone. In addition, building inflationary pressures and the strength of large, regional economies, Germany’s in particular, led to expectations the European Central Bank would begin normalizing policy before

2. Source: IDC/Exshare.

Semiannual Report | 5

the U.S. Fed. The euro strengthened 8.67% against the U.S. dollar during the period, and the Fund’s large underweighted position, through the use of forward of currency exchange contracts, was the biggest detractor from relative performance.2 However, this negative effect was partially offset by the Fund’s exposure to some other European currencies that appreciated against both the U.S. dollar and the euro. For example, the Norwegian krone appreciated 12.38% against the dollar as the economy benefited from relatively strong growth and rising oil prices.2 Sweden’s currency also performed well as the krona appreciated 16.44% against the dollar amid strengthening economic activity.2 Sweden’s gross domestic product grew a very strong 7.3% year-over-year in fourth quarter 2010 and indicators such as industrial production continued strengthening early in 2011.3

Global Sovereign Debt Strategy

The Fund purchased investment-grade and subinvestment-grade sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. Treasury and European benchmark bonds. Improved risk appetite benefited high yielding credits during the period. However, on the whole, the resulting spread compression did not quite compensate for rising yields of the underlying “risk-free assets,” such as U.S. Treasuries. The Fund’s selective exposure to sovereign credit benefited performance overall. As financial markets began reflecting the underlying strength of emerging economies, many traditional emerging markets could borrow more cheaply than some eurozone members and, in several cases, U.S. states. U.S. dollar-denominated emerging market debt had a -0.45% total return during the period as measured by the JPM Emerging Markets Bond Index (EMBI) Global.4 Sovereign interest rate credit spreads fell 22 bps during the period.4 Regionally, Latin American sovereign debt posted a +0.08% total return, Asian debt a -2.79% total return, and central and eastern European debt a +0.61% total return.4

3. Source: Statistics Sweden.

4. Source: J.P. Morgan. Regional returns are from subindexes of the JPM EMBI Global.

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Thank you for your continued participation in Templeton Global Income Fund. We look forward to serving your future investment needs.

Sincerely,

Michael Hasenstab, Ph.D.
Lead Portfolio Manager

Sonal Desai, Ph.D.
Portfolio Manager

Portfolio Management Team
Templeton Global Income Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report | 7

Sonal Desai assumed portfolio manager responsibilities for the Fund in January 2011. She is also director of research for the Franklin Templeton Fixed Income Group’s international bond department. She is responsible for shaping the research agenda of the international bond department, and providing macroeconomic analysis to the fixed income team. This includes facilitating broader research efforts leveraging the fixed income group’s local resources across several emerging markets. Dr. Desai acts as a key resource for the firm’s Fixed Income Policy Committee, which provides policy views on sectors, markets and currencies.

Dr. Desai has over 16 years of experience in the financial sector. She joined Franklin Templeton in 2009 from Thames River Capital in London, where she was responsible for shaping the top-down global view on macroeconomic and market developments. Dr. Desai started her career as an assistant professor of economics at the University of Pittsburgh, and then worked for over six years at the International Monetary Fund, in Washington, DC. She was involved in the negotiation and monitoring of IMF programs in several emerging market countries, and in the assessment of the overall design and effectiveness of IMF adjustment programs. Following this she joined the private financial sector, and worked for about five years as director and senior economist for Dresdner Kleinwort Wasserstein in London.

8 | Semiannual Report

Performance Summary as of 2/28/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Endnotes

Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund’s use of foreign currency techniques involves special risks as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. Also, as a nondiversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

Semiannual Report | 9

Important Notice to Shareholders

The Fund has announced that Sonal Desai, Ph.D., joined Michael Hasenstab, Ph.D., as a portfolio manager. Desai joined the firm as Director of Research for Franklin Templeton Fixed Income Group’s international bond department in October 2009 and has 16 years of industry experience. Hasenstab, who has been a member of the Fund’s management team since 2002, continues as lead manager of the Fund.

Share Repurchase Program

The Fund’s Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.

Swap Agreements

Generally, swap agreements are contracts between the Fund and, typically, a brokerage firm, bank or other institutional buyer (the swap counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” or value of predetermined underlying instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index.

The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement does not provide for that type of netting, the full amount of the Fund’s obligations will be accrued on a daily basis.

10 | Semiannual Report

During the term of a swap agreement, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other

Important Notice to Shareholders (continued)

assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Credit Default Swaps

The Fund may invest in credit default swaps for hedging purposes, and also for efficient portfolio management and to broaden investment opportunities. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of a debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under credit default swaps may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

Semiannual Report | 11

12 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Global Income Fund

Statement of Investments, February 28, 2011 (unaudited)

Principal Amount*	Value
Foreign Government and Agency Securities 80.6%		
Argentina 1.8%		
[a,b] Government of Argentina, senior bond, FRN, 0.467%, 8/03/12	98,977,000	$ 23,729,736
Australia 8.2%		
New South Wales Treasury Corp.,		
6.00%, 5/01/12	10,565,000 AUD	10,880,496
senior note, 5.50%, 3/01/17	36,971,000 AUD	37,426,889
Queensland Treasury Corp.,		
6.00%, 8/14/13	41,536,000 AUD	43,114,759
6.00%, 9/14/17	12,395,000 AUD	12,821,424
[c] 144A, 7.125%, 9/18/17	985,000 NZD	808,999
Western Australia Treasury Corp., 5.50%, 7/17/12	1,680,000 AUD	1,720,922
		106,773,489
Brazil 8.1%		
Nota Do Tesouro Nacional,		
10.00%, 1/01/12	23,075[d] BRL	13,605,749
10.00%, 1/01/14	15,000[d] BRL	8,470,844
10.00%, 1/01/17	54,900[d] BRL	29,817,337
[e] Index Linked, 6.00%, 5/15/15	20,140[d] BRL	23,859,876
[e] Index Linked, 6.00%, 5/15/45	23,625[d] BRL	29,545,641
		105,299,447
Canada 0.5%		
Province of Manitoba, 6.375%, 9/01/15	7,525,000 NZD	6,023,630
Hungary 2.4%		
Government of Hungary, senior note,		
3.50%, 7/18/16	905,000 EUR	1,125,616
4.375%, 7/04/17	4,435,000 EUR	5,632,002
5.75%, 6/11/18	12,690,000 EUR	17,178,323
6.25%, 1/29/20	3,535,000	3,627,352
3.875%, 2/24/20	2,700,000 EUR	3,173,982
		30,737,275
Indonesia 8.4%		
Government of Indonesia,		
FR19, 14.25%, 6/15/13	84,050,000,000 IDR	10,818,403
FR20, 14.275%, 12/15/13	81,836,000,000 IDR	10,712,103
FR26, 11.00%, 10/15/14	3,500,000,000 IDR	433,029
FR27, 9.50%, 6/15/15	34,890,000,000 IDR	4,133,209
FR31, 11.00%, 11/15/20	275,739,000,000 IDR	36,053,702
FR34, 12.80%, 6/15/21	59,666,000,000 IDR	8,613,539
FR35, 12.90%, 6/15/22	32,530,000,000 IDR	4,651,517
FR36, 11.50%, 9/15/19	23,000,000,000 IDR	3,052,093
FR42, 10.25%, 7/15/27	25,430,000,000 IDR	2,974,341
FR43, 10.25%, 7/15/22	8,450,000,000 IDR	1,035,668
FR46, 9.50%, 7/15/23	41,250,000,000 IDR	4,739,522
FR48, 9.00%, 9/15/18	18,520,000,000 IDR	2,155,376
[c] senior bond, 144A, 8.50%, 10/12/35	8,462,000	10,973,099

Semiannual Report | 13

Templeton Global Income Fund

Statement of Investments, February 28, 2011 (unaudited) (continued)

14 | Semiannual Report

Templeton Global Income Fund

Statement of Investments, February 28, 2011 (unaudited) (continued)

Semiannual Report | 15

Templeton Global Income Fund

Statement of Investments, February 28, 2011 (unaudited) (continued)

16 | Semiannual Report

Templeton Global Income Fund

Statement of Investments, February 28, 2011 (unaudited) (continued)

Semiannual Report | 17

Templeton Global Income Fund

Statement of Investments, February 28, 2011 (unaudited) *(continued)*

[†]Rounds to less than 0.1% of net assets.

[*]The principal amount is stated in U.S. dollars unless otherwise indicated.

[a]The coupon rate shown represents the rate at period end.

[b]The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

[c]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2011, the aggregate value of these securities was $112,480,026, representing 8.62% of net assets.

[d]Principal amount is stated in 1,000 Brazilian Real Units

[e]Redemption price at maturity is adjusted for inflation. See Note 1(e).

[f]Principal amount is stated in 100 Mexican Peso Units.

[g]A supranational organization is an entity formed by two or more central governments through international treaties.

[h]The security is traded on a discount basis with no stated coupon rate.

[i]Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2011, the value of this security was $8,263,840, representing 0.63% of net assets.

[j]Non-income producing.

[k]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	DBAB	Sell	1,873,290,000	3,919,017	3/01/11	$ —	$ (24,398)
Chilean Peso	MSCO	Sell	1,174,700,000	2,460,105	3/01/11	—	(12,726)
Chilean Peso	MLCO	Sell	366,300,000	770,136	3/01/11	—	(952)
Chilean Peso	DBAB	Buy	1,873,290,000	3,581,816	3/01/11	361,598	—
Chilean Peso	MLCO	Buy	366,300,000	698,646	3/01/11	72,443	—
Chilean Peso	MSCO	Buy	1,174,700,000	2,239,657	3/01/11	233,174	—
Japanese Yen	UBSW	Sell	219,700,000	2,469,705	3/01/11	—	(216,624)
Japanese Yen	JPHQ	Sell	197,000,000	2,204,862	3/01/11	—	(203,908)
Japanese Yen	HSBK	Sell	196,900,000	2,205,001	3/01/11	—	(202,546)
Japanese Yen	HSBK	Buy	196,900,000	2,411,513	3/01/11	—	(3,965)
Japanese Yen	JPHQ	Buy	197,000,000	2,411,851	3/01/11	—	(3,081)
Japanese Yen	UBSW	Buy	219,700,000	2,689,106	3/01/11	—	(2,777)
Chilean Peso	DBAB	Sell	292,600,000	612,134	3/02/11	—	(3,755)
Chilean Peso	DBAB	Buy	292,600,000	560,000	3/02/11	55,889	—
Chilean Peso	DBAB	Sell	1,173,870,000	2,460,943	3/04/11	—	(3,772)
Chilean Peso	DBAB	Buy	1,173,870,000	2,244,493	3/04/11	225,924	—
Euro	UBSW	Sell	4,817,000	6,598,134	3/07/11	—	(50,617)
Euro	BOFA	Sell	3,640,000	4,980,466	3/07/11	—	(43,709)
Euro	HSBK	Sell	1,285,000	1,758,381	3/08/11	—	(15,239)
Chilean Peso	DBAB	Buy	2,301,970,000	4,560,614	3/10/11	281,289	—
Chilean Peso	MSCO	Buy	521,800,000	1,007,822	3/15/11	89,226	—
Chilean Peso	DBAB	Buy	2,298,030,000	4,453,115	3/15/11	378,333	—
Japanese Yen	CITI	Sell	220,552,000	2,448,723	3/18/11	—	(248,322)
Japanese Yen	UBSW	Sell	178,800,000	1,988,191	3/18/11	—	(198,285)

18 | Semiannual Report

Templeton Global Income Fund

Statement of Investments, February 28, 2011 (unaudited) *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	MSCO	Sell	132,400,000	1,469,446	3/18/11	$ —	$ (149,622)
Chilean Peso	JPHQ	Buy	670,400,000	1,298,973	3/21/11	109,738	—
Japanese Yen	BOFA	Sell	125,158,380	1,390,880	3/22/11	—	(139,673)
New Israeli Shekel ..	MSCO	Buy	31,916,650	8,500,000	3/29/11	301,469	—
Chilean Peso	DBAB	Buy	1,107,150,000	2,105,649	3/31/11	218,760	—
Chilean Peso	DBAB	Buy	1,176,260,000	2,240,495	4/04/11	228,288	—
Euro	HSBK	Sell	7,909,000	10,688,460	4/07/11	—	(223,642)
Euro	DBAB	Sell	6,591,000	8,906,616	4/07/11	—	(187,032)
Euro	UBSW	Sell	3,955,000	5,342,810	4/07/11	—	(113,931)
Euro	DBAB	Buy	4,770,000	6,579,500	4/07/11	1,702	—
Indian Rupee	DBAB	Buy	110,524,000	2,435,254	4/11/11	—	(14,269)
Indian Rupee	DBAB	Buy	237,003,000	5,221,481	4/12/11	—	(31,018)
Euro	UBSW	Sell	3,144,000	4,235,282	4/13/11	—	(102,215)
Indian Rupee	JPHQ	Buy	159,192,000	3,517,278	4/13/11	—	(31,576)
Euro	HSBK	Sell	4,695,000	6,409,332	4/14/11	—	(67,867)
Indian Rupee	JPHQ	Buy	156,262,000	3,452,541	4/15/11	—	(32,306)
Indian Rupee	JPHQ	Buy	78,058,000	1,717,448	4/19/11	—	(10,236)
Indian Rupee	DBAB	Buy	54,789,000	1,206,806	4/19/11	—	(8,512)
Malaysian Ringgit ...	JPHQ	Buy	5,072,841	1,554,656	4/19/11	102,414	—
Japanese Yen	UBSW	Sell	146,100,000	1,593,204	4/20/11	—	(193,813)
Japanese Yen	CITI	Sell	146,000,000	1,592,956	4/20/11	—	(192,838)
Malaysian Ringgit ...	JPHQ	Buy	14,535,000	4,475,751	4/22/11	271,242	—
Indian Rupee	DBAB	Buy	110,998,000	2,450,828	4/26/11	—	(26,431)
Indian Rupee	JPHQ	Buy	15,835,000	349,404	4/27/11	—	(3,605)
Indian Rupee	DBAB	Buy	507,510,181	11,200,843	4/28/11	—	(120,137)
Indian Rupee	JPHQ	Buy	78,563,000	1,733,517	4/28/11	—	(18,215)
Indian Rupee	JPHQ	Buy	78,640,000	1,735,982	4/29/11	—	(19,327)
Swedish Krona	BOFA	Buy	29,978,900	3,116,958 EUR	4/29/11	421,283	—
New Zealand Dollar ..	UBSW	Sell	7,150,005	5,491,954	5/02/11	133,616	—
Chilean Peso	DBAB	Buy	730,900,000	1,376,460	5/10/11	153,506	—
Japanese Yen	CITI	Sell	304,465,000	3,418,125	5/10/11	—	(306,544)
Japanese Yen	UBSW	Sell	304,315,000	3,418,117	5/10/11	—	(304,717)
Japanese Yen	DBAB	Sell	203,561,000	2,278,753	5/10/11	—	(211,508)
Chilean Peso	DBAB	Buy	2,278,980,000	4,218,380	5/19/11	548,828	—
Indian Rupee	DBAB	Buy	150,389,000	3,164,752	6/01/11	99,707	—
Indian Rupee	HSBK	Buy	173,786,000	3,610,536	6/03/11	160,509	—
Indian Rupee	DBAB	Buy	110,774,000	2,291,560	6/07/11	110,526	—
Polish Zloty	DBAB	Buy	26,670,000	6,391,851 EUR	6/07/11	414,561	—
Polish Zloty	CITI	Buy	5,203,000	1,247,722 EUR	6/07/11	79,845	—
Indian Rupee	HSBK	Buy	29,570,000	620,827	6/08/11	20,276	—
Indian Rupee	DBAB	Buy	29,990,000	623,882	6/10/11	26,106	—
Indian Rupee	HSBK	Buy	74,630,000	1,552,786	6/13/11	63,880	—
Indian Rupee	DBAB	Buy	75,068,000	1,574,743	6/16/11	50,580	—
Indian Rupee	DBAB	Buy	68,380,000	1,436,253	6/20/11	43,259	—
Swedish Krona	UBSW	Buy	87,325,000	9,092,345 EUR	6/29/11	1,172,738	—
Swedish Krona	UBSW	Buy	45,098,000	4,764,108 EUR	7/15/11	506,677	—
Indian Rupee	CITI	Buy	16,598,000	343,857	7/18/11	13,565	—
Malaysian Ringgit ...	DBAB	Buy	9,759,000	2,366,707 EUR	7/18/11	—	(90,854)

Semiannual Report | 19

Templeton Global Income Fund

Statement of Investments, February 28, 2011 (unaudited) *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit . . .	DBAB	Buy	61,396,000	18,946,459	7/18/11	$ 988,890	$ —
Indian Rupee	JPHQ	Buy	16,598,000	343,289	7/20/11	14,013	—
Malaysian Ringgit . . .	DBAB	Buy	11,019,000	2,626,435 EUR	7/20/11	—	(39,776)
Malaysian Ringgit . . .	DBAB	Buy	96,842,000	29,780,129	7/20/11	1,660,367	—
Malaysian Ringgit . . .	DBAB	Buy	14,167,000	3,376,174 EUR	7/25/11	—	(51,360)
Malaysian Ringgit . . .	DBAB	Buy	117,760,000	36,205,995	7/25/11	2,012,901	—
Malaysian Ringgit . . .	JPHQ	Buy	14,167,000	3,390,776 EUR	7/27/11	—	(71,887)
Malaysian Ringgit . . .	JPHQ	Buy	123,816,000	38,148,878	7/27/11	2,030,112	—
Swedish Krona	DBAB	Buy	45,098,000	4,758,830 EUR	7/27/11	510,480	—
Malaysian Ringgit . . .	HSBK	Buy	1,687,000	520,005	7/29/11	27,363	—
Malaysian Ringgit . . .	HSBK	Buy	3,400,000	1,057,510	8/08/11	44,924	—
South Korean Won . .	HSBK	Buy	7,294,254,000	6,529,049	8/09/11	—	(103,017)
New Zealand Dollar . .	HSBK	Sell	1,456,071	1,095,999	8/15/11	13,068	—
South Korean Won . .	HSBK	Buy	7,084,000,000	6,305,296	8/16/11	—	(66,500)
South Korean Won . .	JPHQ	Buy	980,000,000	864,274	8/16/11	—	(1,199)
Japanese Yen	UBSW	Sell	619,237,000	7,287,113	8/18/11	—	(296,363)
Japanese Yen	DBAB	Sell	380,000,000	4,471,904	8/18/11	—	(181,760)
Japanese Yen	JPHQ	Sell	307,706,000	3,602,271	8/18/11	—	(166,045)
Japanese Yen	HSBK	Sell	306,279,000	3,603,834	8/19/11	—	(147,049)
Japanese Yen	BZWS	Sell	307,053,000	3,614,685	8/22/11	—	(145,801)
Japanese Yen	DBAB	Sell	307,444,000	3,623,810	8/22/11	—	(141,464)
Japanese Yen	MSCO	Sell	245,000,000	2,884,253	8/22/11	—	(116,268)
Norwegian Krone . . .	UBSW	Buy	44,332,000	5,496,838 EUR	8/22/11	272,957	—
Japanese Yen	FBCO	Sell	608,984,000	7,164,518	8/23/11	—	(293,806)
Japanese Yen	CITI	Sell	613,483,000	7,234,213	8/23/11	—	(279,210)
Japanese Yen	DBAB	Sell	303,441,000	3,584,146	8/23/11	—	(132,144)
Norwegian Krone . . .	UBSW	Buy	44,332,000	5,501,955 EUR	8/23/11	265,596	—
Indian Rupee	DBAB	Buy	100,473,000	2,076,747	8/24/11	73,378	—
Indian Rupee	HSBK	Buy	115,936,000	2,400,381	8/24/11	80,652	—
Japanese Yen	JPHQ	Sell	612,179,000	7,214,838	8/24/11	—	(282,698)
Japanese Yen	BZWS	Sell	610,141,000	7,209,001	8/24/11	—	(263,575)
Euro	BZWS	Sell	1,331,300	1,684,760	8/25/11	—	(147,352)
Japanese Yen	DBAB	Sell	509,728,000	6,005,595	8/25/11	—	(237,261)
Japanese Yen	BZWS	Sell	250,749,000	2,954,855	8/25/11	—	(116,175)
Norwegian Krone . . .	BZWS	Buy	44,332,000	5,516,812 EUR	8/25/11	244,509	—
Swedish Krona	DBAB	Buy	28,384,373	3,005,514 EUR	8/25/11	301,807	—
Euro	UBSW	Sell	8,685,912	10,991,327	8/26/11	—	(961,823)
Japanese Yen	HSBK	Sell	1,960,549,000	23,453,423	8/26/11	—	(558,524)
Japanese Yen	UBSW	Sell	696,345,000	8,295,450	8/26/11	—	(233,078)
Japanese Yen	JPHQ	Sell	450,908,000	5,325,238	8/26/11	—	(197,286)
Swedish Krona	UBSW	Buy	91,000,000	9,568,774 EUR	8/26/11	1,059,037	—
Euro	JPHQ	Sell	3,821,732	4,824,937	8/29/11	—	(433,973)
Japanese Yen	BZWS	Sell	726,500,000	8,628,881	8/30/11	—	(269,465)
Indian Rupee	DBAB	Buy	71,050,000	1,459,832	9/01/11	58,700	—
Japanese Yen	JPHQ	Sell	304,127,000	3,584,712	9/01/11	—	(140,418)
New Israeli Shekel . .	DBAB	Buy	35,742,000	9,393,430	9/07/11	430,965	—
Indian Rupee	DBAB	Buy	225,000,000	4,606,880	9/27/11	182,761	—
Japanese Yen	JPHQ	Sell	130,931,000	1,562,982	9/30/11	—	(41,426)

20 | Semiannual Report

Templeton Global Income Fund

Statement of Investments, February 28, 2011 (unaudited) *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Philippine Peso	HSBK	Buy	43,900,000	971,561	9/30/11	$ 29,348	$ —
Philippine Peso	HSBK	Buy	35,200,000	778,976	10/03/11	23,413	—
Philippine Peso	DBAB	Buy	150,587,000	3,346,675	10/04/11	85,750	—
Philippine Peso	HSBK	Buy	120,792,000	2,680,336	10/04/11	72,954	—
Philippine Peso	HSBK	Buy	180,085,000	4,023,527	10/05/11	80,991	—
Philippine Peso	DBAB	Buy	180,042,000	4,020,320	10/05/11	83,217	—
Philippine Peso	JPHQ	Buy	47,563,000	1,062,528	10/06/11	21,460	—
Philippine Peso	DBAB	Buy	147,797,000	3,322,326	10/07/11	45,827	—
Philippine Peso	HSBK	Buy	118,491,000	2,671,785	10/11/11	27,788	—
Philippine Peso	CITI	Buy	59,159,000	1,337,592	10/11/11	10,224	—
Philippine Peso	JPHQ	Buy	59,005,000	1,331,971	10/11/11	12,336	—
Philippine Peso	DBAB	Buy	118,267,000	2,670,950	10/11/11	23,519	—
Philippine Peso	DBAB	Buy	35,215,000	799,142	10/12/11	3,105	—
Philippine Peso	HSBK	Buy	58,717,000	1,322,604	10/13/11	14,962	—
Philippine Peso	JPHQ	Buy	145,824,000	3,290,624	10/13/11	31,229	—
Euro	HSBK	Sell	3,511,000	4,880,992	10/17/11	55,766	—
Philippine Peso	JPHQ	Buy	82,667,000	1,883,204	10/17/11	—	(565)
Euro	HSBK	Sell	3,502,000	4,912,255	10/18/11	99,522	—
Norwegian Krone ...	BZWS	Buy	42,290,000	5,166,579 EUR	10/18/11	349,291	—
Euro	HSBK	Sell	4,716,000	6,586,366	10/19/11	105,421	—
Norwegian Krone ...	BZWS	Buy	42,462,000	5,166,573 EUR	10/19/11	379,297	—
Philippine Peso	DBAB	Buy	32,011,000	726,862	10/19/11	2,051	—
Philippine Peso	HSBK	Buy	115,412,000	2,615,747	10/19/11	12,267	—
Philippine Peso	DBAB	Buy	127,962,000	2,883,066	10/21/11	30,330	—
Philippine Peso	JPHQ	Buy	64,253,000	1,448,053	10/21/11	14,838	—
Chilean Peso	CITI	Buy	219,208,545	440,178	10/25/11	12,791	—
Indian Rupee	HSBK	Buy	159,768,000	3,445,504	10/26/11	—	(59,572)
Indian Rupee	DBAB	Buy	156,104,000	3,360,689	10/26/11	—	(52,408)
Norwegian Krone ...	BZWS	Buy	34,142,000	4,136,168 EUR	10/26/11	328,110	—
Philippine Peso	HSBK	Buy	115,412,000	2,612,786	10/26/11	13,995	—
Philippine Peso	DBAB	Buy	123,655,000	2,803,269	10/26/11	11,123	—
Philippine Peso	JPHQ	Buy	61,866,000	1,402,794	10/26/11	5,279	—
Indian Rupee	DBAB	Buy	329,664,000	7,092,599	10/27/11	—	(107,164)
Indian Rupee	HSBK	Buy	237,998,000	5,148,129	10/27/11	—	(105,056)
Norwegian Krone ...	BZWS	Buy	118,883,000	14,495,093 EUR	10/27/11	1,014,014	—
Philippine Peso	HSBK	Buy	25,280,000	575,723	10/27/11	—	(388)
Chilean Peso	BZWS	Buy	47,431,000	93,645	10/28/11	4,342	—
Chilean Peso	DBAB	Buy	94,814,000	187,287	10/28/11	8,587	—
Philippine Peso	DBAB	Buy	100,190,000	2,281,147	10/28/11	—	(1,124)
Philippine Peso	HSBK	Buy	16,850,000	383,827	10/28/11	—	(372)
Philippine Peso	HSBK	Buy	32,910,000	748,465	10/31/11	317	—
Philippine Peso	DBAB	Buy	16,500,000	383,534	11/04/11	—	(8,219)
Japanese Yen	CITI	Sell	104,080,747	1,287,507	11/08/11	11,384	—
Japanese Yen	BZWS	Sell	102,242,000	1,264,902	11/10/11	11,286	—
Japanese Yen	BZWS	Sell	183,499,000	2,288,017	11/14/11	37,956	—
Japanese Yen	UBSW	Sell	103,657,300	1,292,372	11/14/11	21,328	—
Philippine Peso	DBAB	Buy	27,300,000	634,117	11/14/11	—	(13,558)
Japanese Yen	DBAB	Sell	592,373,000	7,236,531	11/16/11	—	(27,350)

Semiannual Report | 21

Templeton Global Income Fund

Statement of Investments, February 28, 2011 (unaudited) *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	JPHQ	Sell	295,806,000	3,614,885	11/16/11	$ —	$ (12,390)
Euro	UBSW	Sell	4,666,969	6,321,877	11/17/11	—	(86,900)
Japanese Yen	BZWS	Sell	733,240,000	8,914,447	11/17/11	—	(76,926)
Japanese Yen	UBSW	Sell	236,300,000	2,869,808	11/17/11	—	(27,826)
Japanese Yen	HSBK	Sell	154,574,000	1,869,998	11/17/11	—	(25,470)
Euro	DBAB	Sell	913,279	1,231,520	11/18/11	—	(22,581)
Malaysian Ringgit	JPHQ	Buy	26,285,176	8,337,619	11/18/11	131,423	—
Japanese Yen	BZWS	Sell	823,639,000	9,932,935	11/21/11	—	(167,554)
Euro	DBAB	Sell	1,274,797	1,702,810	11/28/11	—	(47,261)
Japanese Yen	BOFA	Sell	638,748,000	7,714,348	11/28/11	—	(119,717)
Norwegian Krone	UBSW	Buy	51,846,000	6,280,938 EUR	11/28/11	486,154	—
Japanese Yen	BZWS	Sell	930,663,000	11,238,534	11/29/11	—	(176,018)
Japanese Yen	CITI	Sell	230,997,000	2,791,167	11/29/11	—	(42,004)
Swedish Krona	BZWS	Buy	150,288,486	16,013,691 EUR	11/30/11	1,368,454	—
Australian Dollar	DBAB	Buy	13,946,000	12,795,455	12/01/11	907,198	—
Japanese Yen	DBAB	Sell	572,745,000	6,843,649	12/01/11	—	(181,335)
Norwegian Krone	UBSW	Buy	16,770,000	2,032,727 EUR	12/01/11	155,378	—
Euro	HSBK	Sell	3,548,865	4,650,077	12/06/11	—	(220,812)
Euro	UBSW	Sell	1,325,806	1,765,682	12/07/11	—	(53,964)
Australian Dollar	DBAB	Buy	12,536,000	11,849,430	12/09/11	454,826	—
Australian Dollar	BZWS	Buy	6,958,000	6,498,772	12/12/11	327,899	—
Swedish Krona	DBAB	Buy	93,370,021	10,071,083 EUR	12/15/11	673,506	—
Malaysian Ringgit	JPHQ	Buy	16,656,368	5,261,179	12/16/11	97,553	—
Malaysian Ringgit	JPHQ	Buy	11,285,211	3,558,095	12/19/11	72,068	—
Malaysian Ringgit	HSBK	Buy	8,175,565	2,566,332	12/22/11	63,143	—
Malaysian Ringgit	HSBK	Buy	3,901,727	1,228,852	12/23/11	25,983	—
Malaysian Ringgit	HSBK	Buy	4,516,266	1,440,871	12/28/11	11,242	—
New Israeli Shekel	DBAB	Buy	48,521,000	13,606,562	1/09/12	—	(303,935)
Japanese Yen	BZWS	Sell	189,880,000	2,296,010	1/10/12	—	(34,850)
Japanese Yen	UBSW	Sell	94,930,000	1,148,064	1/10/12	—	(17,242)
Japanese Yen	CITI	Sell	94,950,000	1,148,848	1/10/12	—	(16,704)
Euro	DBAB	Sell	10,295,000	13,341,188	1/11/12	—	(774,874)
Euro	UBSW	Sell	6,354,000	8,224,776	1/11/12	—	(487,555)
Japanese Yen	DBAB	Sell	95,240,000	1,151,897	1/12/12	—	(17,263)
Japanese Yen	HSBK	Sell	95,340,000	1,155,426	1/12/12	—	(14,961)
Chilean Peso	MSCO	Buy	1,432,600,000	2,823,135	1/13/12	115,229	—
Euro	UBSW	Sell	5,675,942	7,340,128	1/13/12	—	(442,050)
Euro	JPHQ	Sell	3,792,783	4,905,017	1/13/12	—	(295,197)
Euro	BZWS	Sell	3,027,169	3,914,130	1/13/12	—	(236,365)
Euro	CITI	Sell	2,459,575	3,179,050	1/13/12	—	(193,227)
Japanese Yen	BZWS	Sell	275,350,000	3,333,535	1/13/12	—	(46,711)
Japanese Yen	HSBK	Sell	277,440,000	3,361,402	1/13/12	—	(44,502)
Japanese Yen	UBSW	Sell	219,020,000	2,652,730	1/13/12	—	(35,999)
Philippine Peso	JPHQ	Buy	282,044,000	6,406,451	1/13/12	—	(5,937)
Philippine Peso	HSBK	Buy	45,260,000	1,029,034	1/17/12	—	(2,012)
Philippine Peso	HSBK	Buy	88,621,000	1,989,471	1/18/12	21,443	—
Philippine Peso	DBAB	Buy	50,543,000	1,134,396	1/18/12	12,484	—
Euro	BZWS	Sell	2,459,575	3,277,876	1/19/12	—	(93,844)

22 | Semiannual Report

Templeton Global Income Fund

Statement of Investments, February 28, 2011 (unaudited) *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Philippine Peso	DBAB	Buy	31,623,000	712,069	1/19/12	$ 5,480	$ —
Philippine Peso	JPHQ	Buy	126,210,000	2,805,602	1/19/12	58,197	—
British Pound	CITI	Buy	3,709,912	5,862,663	1/24/12	131,563	—
British Pound	DBAB	Buy	5,555,552	8,793,994	1/24/12	182,292	—
British Pound	BZWS	Buy	5,571,287	8,827,320	1/24/12	174,390	—
Euro	UBSW	Sell	4,351,556	5,864,549	1/25/12	—	(99,814)
British Pound	DBAB	Buy	2,903,777	4,620,345	1/26/12	71,129	—
Japanese Yen	BZWS	Sell	758,940,000	9,226,112	1/26/12	—	(93,234)
Japanese Yen	UBSW	Sell	664,000,000	8,077,368	1/26/12	—	(76,170)
Japanese Yen	DBAB	Sell	631,276,974	7,688,474	1/26/12	—	(63,244)
Philippine Peso	HSBK	Buy	115,412,000	2,563,002	1/26/12	55,435	—
British Pound	JPHQ	Buy	730,800	1,162,703	1/27/12	17,979	—
British Pound	BZWS	Buy	3,680,082	5,788,125	1/27/12	157,422	—
British Pound	MSCO	Buy	2,193,171	3,452,567	1/27/12	90,724	—
Chilean Peso	DBAB	Buy	1,968,980,000	3,892,419	1/27/12	140,451	—
Japanese Yen	HSBK	Sell	817,266,455	9,971,528	1/27/12	—	(64,238)
British Pound	JPHQ	Buy	1,451,709	2,284,787	1/30/12	60,407	—
Chilean Peso	JPHQ	Buy	596,880,000	1,181,707	1/30/12	40,458	—
Chilean Peso	DBAB	Buy	4,531,910,000	9,031,307	1/30/12	248,180	—
Malaysian Ringgit ...	JPHQ	Buy	48,000,000	15,500,872	1/30/12	—	(92,881)
Swedish Krona	DBAB	Buy	89,650,000	9,982,740 EUR	1/30/12	191,825	—
British Pound	MSCO	Buy	713,206	1,129,076	1/31/12	23,056	—
Chilean Peso	DBAB	Buy	2,733,940,000	5,445,553	1/31/12	151,872	—
British Pound	CITI	Buy	2,388,131	3,777,474	2/01/12	80,274	—
British Pound	MSCO	Buy	2,749,549	4,334,155	2/01/12	107,421	—
British Pound	BZWS	Buy	296,330	467,215	2/01/12	11,472	—
Euro	UBSW	Sell	338,000	460,251	2/01/12	—	(2,931)
Australian Dollar	UBSW	Buy	3,674,582	3,563,426	2/08/12	14,433	—
Australian Dollar	MSCO	Buy	3,675,596	3,573,966	2/08/12	4,881	—
Euro	CITI	Sell	8,393,000	11,338,188	2/08/12	—	(161,049)
Euro	UBSW	Sell	6,294,000	8,524,908	2/08/12	—	(98,491)
Euro	HSBK	Sell	675,000	912,195	2/08/12	—	(12,621)
Australian Dollar	DBAB	Buy	2,328,000	184,791,984 JPY	2/09/12	—	(3,360)
Australian Dollar	CITI	Buy	2,328,000	184,726,800 JPY	2/09/12	—	(2,559)
Australian Dollar	BZWS	Buy	2,328,000	184,610,400 JPY	2/09/12	—	(1,129)
Euro	BZWS	Sell	9,316,000	12,557,968	2/09/12	—	(205,517)
Euro	HSBK	Sell	6,987,000	9,396,118	2/09/12	—	(176,496)
Euro	DBAB	Sell	2,336,000	3,146,218	2/09/12	—	(54,244)
Chilean Peso	DBAB	Buy	727,600,000	1,478,261	2/10/12	9,930	—
Euro	BZWS	Sell	7,943,000	10,770,708	2/10/12	—	(111,384)
Japanese Yen	HSBK	Sell	286,780,000	3,503,298	2/10/12	—	(19,269)
Japanese Yen	MSCO	Sell	110,363,000	1,350,617	2/10/12	—	(4,990)
Chilean Peso	DBAB	Buy	935,230,000	1,900,102	2/13/12	12,191	—
Chilean Peso	BZWS	Buy	726,200,000	1,473,620	2/13/12	11,263	—
Euro	UBSW	Sell	6,873,000	9,331,953	2/13/12	—	(83,436)
British Pound	BZWS	Buy	1,592,263	2,537,080	2/14/12	34,134	—
Chilean Peso	MSCO	Buy	1,235,940,000	2,542,302	2/14/12	—	(15,391)
Chilean Peso	DBAB	Buy	718,400,000	1,464,927	2/14/12	3,861	—

Semiannual Report | 23

24 | Semiannual Report

Templeton Global Income Fund

Statement of Investments, February 28, 2011 (unaudited) (continued)

At February 28, 2011, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 25

26 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Global Income Fund

Financial Statements *(continued)*

Statement of Operations

for the six months ended February 28, 2011 (unaudited)

Investment income:	
Interest (net of foreign taxes of $589,135)	$43,153,320
Expenses:	
Management fees (Note 3a)	3,277,979
Administrative fees (Note 3b)	794,982
Transfer agent fees	146,209
Custodian fees (Note 4)	355,965
Reports to shareholders	59,850
Registration and filing fees	61,801
Professional fees	41,528
Trustees' fees and expenses	63,801
Other	22,260
Total expenses	4,824,375
Expense reductions (Note 4)	(94)
Net expenses	4,824,281
Net investment income	38,329,039
Realized and unrealized gains (losses):	
Net realized gain (loss) from:	
Investments	21,434,717
Foreign currency transactions	32,394,959
Futures contracts	3,393
Swap contracts	(46,155)
Net realized gain (loss)	53,786,914
Net change in unrealized appreciation (depreciation) on:	
Investments	6,253,947
Translation of other assets and liabilities denominated in foreign currencies	(14,135,776)
Change in deferred taxes on unrealized appreciation	(53,654)
Net change in unrealized appreciation (depreciation)	(7,935,483)
Net realized and unrealized gain (loss)	45,851,431
Net increase (decrease) in net assets resulting from operations	$84,180,470

Templeton Global Income Fund

Financial Statements *(continued)*

Statements of Changes in Net Assets

	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010
Increase (decrease) in net assets:		
Operations:		
Net investment income	$ 38,329,039	$ 73,311,161
Net realized gain (loss) from investments, foreign currency transactions, futures contracts, and swap contracts	53,786,914	57,412,010
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(7,935,483)	81,055,890
Net increase (decrease) in net assets resulting from operations	84,180,470	211,779,061
Distributions to shareholders from:		
Net investment income and foreign currency gains	(87,566,139)	(67,796,073)
Net realized gains	(3,700,288)	—
Total distributions to shareholders	(91,266,427)	(67,796,073)
Capital share transactions: (Note 2)	3,815,918	3,410,073
Net increase (decrease) in net assets	(3,270,039)	147,393,061
Net assets:		
Beginning of period	1,307,675,128	1,160,282,067
End of period	$1,304,405,089	$1,307,675,128
Undistributed net investment income (distributions in excess of net investment income) included in net assets:		
End of period	$ (22,549,093)	$ 26,688,007

28 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Global Income Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Investments in open-end mutual funds are valued at the closing net asset value.

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments.

Semiannual Report | 29

Templeton Global Income Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and

30 | Semiannual Report

Templeton Global Income Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

The Fund entered into financial futures contracts primarily to manage interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell a security for a specific price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 10 regarding other derivative information.

Semiannual Report | 31

Templeton Global Income Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of February 28, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

32 | Semiannual Report

Templeton Global Income Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2011, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

The Fund’s Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Through February 28, 2011, the Fund had repurchased a total of 11,210,400 shares. During the periods ended February 28, 2011 and August 31, 2010, there were no shares repurchased.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

Semiannual Report | 33

Templeton Global Income Fund

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2011, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At February 28, 2011, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, swaps, tax straddles, inflation related adjustments on foreign securities, and wash sales.

34 | Semiannual Report

Templeton Global Income Fund

Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES (continued)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, financial futures transactions, bond discounts and premiums, swaps, and tax straddles.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2011, aggregated $32,926,675 and $74,658,480, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK

At February 28, 2011, the Fund had 16.77% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Semiannual Report | 35

Templeton Global Income Fund

Notes to Financial Statements (unaudited) (continued)

10. OTHER DERIVATIVE INFORMATION

At February 28, 2011, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

For the period ended February 28, 2011, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

aRepresents the average notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(c) regarding derivative financial instruments.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of investments)

36 | Semiannual Report

Templeton Global Income Fund

Notes to Financial Statements (unaudited) (continued)

11. FAIR VALUE MEASUREMENTS (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of February 28, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report | 37

Templeton Global Income Fund

Notes to Financial Statements (unaudited)

38 | Semiannual Report

Templeton Global Income Fund

Annual Meeting of Shareholders, February 25, 2011

The Annual Meeting of Shareholders of the Fund was held at the Fund’s offices, 500 East Broward Boulevard, Fort Lauderdale, Florida, on February 25, 2011. The purpose of the meeting was to elect four Trustees of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2011. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Edith E. Holiday, J. Michael Luttig, Frank A. Olson and Constantine D. Tseretopoulos.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2011. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1.	The election of four Trustees:

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2011:

Semiannual Report | 39

Templeton Global Income Fund

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, share dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account. BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA, 15252-8015, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check or money order payable to The Bank of New York Mellon (the “Plan Administrator”) and sent to BNY Mellon Shareowner Services, P.O. Box 382009, Pittsburgh, PA, 15252-8009, Attention: Templeton Global Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to BNY Mellon Shareowner Services, P. O. Box 358015, Pittsburgh, PA, 15252-8015. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

40 | Semiannual Report

Templeton Global Income Fund

Transfer Agent BNY Mellon Shareowner Services P.O. Box 358015 Pittsburgh, PA 15252-8015 1-800-416-5585 www.bnymellon.com/shareowner/equityaccess

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.bnymellon.com/shareowner/equityaccess or dial 1-800-416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at BNY Mellon Shareowner Services through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book-entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact BNY Mellon Shareowner Services at 1-800-416-5585.

Shareholder Information

Shares of Templeton Global Income Fund are traded on the New York Stock Exchange under the symbol “GIM.” Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in the “New York Stock Exchange Composite Transactions” section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with Investor ServiceDirect®. For information go to BNY Mellon Shareowner Services’ web site at www.bnymellon.com/shareowner/equityaccess and follow the instructions.

Semiannual Report | 41

Templeton Global Income Fund

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN® (1-800/342-5236). The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list by writing Templeton Global Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

42 | Semiannual Report

Templeton Global Income Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed annually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2010. Additionally, the Fund expects to file, on or about April 29, 2011, such certifications with its Form N-CSRS for the six months ended February 28, 2011.

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Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.
(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants

Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund with the investment manager’s recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the investment manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the investment manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the 1940 Act, the rules thereunder or pursuant to any SEC exemptive orders thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment Manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues. The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager’s proxy voting decisions for international investments. However, the investment manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The investment manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the investment manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the investment manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the investment manager may abstain from voting under certain circumstances or vote against items such as “Other Business” when the investment manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Company. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.

The Registrant maintains

disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.

There have been no significant changes in

the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits. (a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INCOME FUND

By /s/ LAURA F. FERGERSON Laura F. Fergerson Chief Executive Officer – Finance and Administration Date: April 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON Laura F. Fergerson Chief Executive Officer – Finance and Administration Date: April 27, 2011

By /s/MARK H. OTANI Mark H. Otani Chief Financial Officer and Chief Accounting Officer Date: April 27, 2011